UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                      January 19, 2006  (December 13, 2005)

O’Sullivan Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-31282	43-0923022
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Mansell Court East, Suite 100, Roswell, Georgia		30076
(Address of principal executive offices)		(ZIP Code)

Registrant's telephone number, including area code (678) 939-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                Entry into a Material Definitive Agreement.

         On December 13, 2005, O'Sullivan Industries, Inc. executed a severance agreement with Mr. Michael L. Franks, our former Vice President, Marketing. Under the agreement, we agreed to pay Mr. Franks salary through April 3, 2006 and to continue his health insurance through January 31, 2006. The severance agreement also contains certain releases and other covenants by Mr. Franks.

Item 9.01                Financial Statements and Exhibits.

(c)        Exhibits.

Exhibit 10.1          Severance Agreement dated as of December 13, 2005 between O'Sullivan Industries, Inc.
                              and Michael L. Franks.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O’SULLIVAN INDUSTRIES, INC.

Date: January 19, 2006	/s/ Rick A. Walters
Rick A. Walters Interim Chief Executive Officer, Executive Vice President and Chief Financial Officer